LEASES	12 Months Ended
Dec. 31, 2021
Lessee Disclosure [Abstract]
LEASES
NOTE 10:-	LEASES

a.
As of December 31, 2021, the Company had operating lease agreements for facilities and vehicles in the United States, Canada, Australia, United Kingdom, Israel, India and Singapore. The Company’s leases have remaining lease terms of up to 15 years, some of which include options to extend the leases for up to five years. Such options are included in the lease term when it is reasonably certain that the option will be exercised. Leases with an initial term of 12 months or less are not recorded on the balance sheet, the Company recognizes lease expense for these leases on a straight-line basis over the lease term. The Company does not separate non-lease components from the lease components to which they relate, and instead accounts for each separate lease and non-lease component associated with that lease component as a single lease component for all underlying asset classes. The Company uses its estimated incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments.

During 2021, the Company's lease fees related to the Land Use Agreement with the Kibbutz were amended. The amendment included an increase in the lease fees and was not accounted for as a new lease. As a result of the amendment, the operating lease right of use asset and liability increased by approximately $35.6 million. See also note 14c.

b.	The following table summarizes the Company’s lease-related assets and liabilities recorded on the consolidated balance sheet:

	Classification	December 31, 2021	December 31, 2020
Assets:

Operating lease assets	Operating lease right-of-use assets	$154,652	$123,928

Total lease assets		$154,652	$123,928

Liabilities:

Current lease liabilities	Accrued expenses and other liabilities	22,772	18,854
Long-term lease liabilities	Long-term lease liabilities	143,324	112,719

Total lease liabilities		$166,096	$131,573

Lease term and discount rate:	December 31, 2021	December 31, 2020

Weighted-average remaining lease term — operating leases	8.82 years	8.99 years
Weighted-average discount rate — operating leases	2.12%	4.03%

c.	The components of operating lease cost for the year ended December 31, 2021 were as follows:

	December 31, 2021	December 31, 2020
Operating lease cost:

Operating lease expense	$25,083	$16,388
Variable lease expense	2,985	4,126
Short-term lease expense	20	158
Sublease income	(819)	(776)

Total operating lease cost	$27,269	$19,896

d.	The maturity of the Company’s operating lease liabilities for contracts with lease term greater than one year as of December 31, 2021 are as follows:

December 31,

2022	$25,995
2023	23,781
2024	20,769
2025	18,798
2026	17,729
2027 and thereafter	75,135

Total future lease payments (1, 2)	182,207
Less imputed interest	(16,111)

Total	$166,096

(1)	Total lease payments have not been reduced by sublease rental payments of approximately $1,476 due in the future under non-cancelable subleases.

(2)

As of December 31, 2021, the Company has additional operating lease payments, not included in the table above, that have not yet commenced of approximately $3,000. These operating leases will commence during 2022 with lease terms of 5 to 7 years.

e.	For additional information regarding lease transactions between related parties, refer to Note 14.

f.	The following table presents supplemental cash flow information related to the lease costs for operating leases:

	December 31, 2021	December 31, 2020
Cash paid for amounts included in measurement of lease liabilities:

Operating cash flows for operating leases	$24,051	$16,100

Right-of-use assets obtained in exchange for new operating lease liabilities:

Operating leases	$57,342	$64,901